Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions
Acquisitions

3. Acquisitions

Solaicx

On July 1, 2010, we completed the acquisition of 100% of the voting equity of Solaicx, which became a wholly owned subsidiary of MEMC. The GAAP purchase price for Solaicx was $101.7 million, including cash and additional contingent consideration. The contingent consideration consists of cash and MEMC common stock, as elected by certain Solaicx shareholders.

The purchase price was calculated as follows:

In Millions
Cash	$75.7
Contingent consideration	26.0

Total purchase price including estimated contingent consideration	$101.7

Approximately $10.9 million of the cash consideration is currently held in escrow pursuant to the terms of the merger agreement and is reflected in goodwill. The contingent consideration is to be paid to the former Solaicx shareholders if certain operational criteria are met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to up to an additional $27.6 million of a combination of cash and MEMC common stock. MEMC has estimated the acquisition date fair value of the contingent consideration at $26.0 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions include (i) a discount percentage and (ii) a probability adjusted level of revenue achieved by Solaicx during the period between July 1, 2010 and December 31, 2011. The fair value of the contingent consideration is classified as a short term liability because we expect to make the payout within the next 12 months. As of December 31, 2010, the range of outcomes and the assumptions used to develop the estimates have not changed since the date of the acquisition. Future revisions to the estimated fair value of the contingent consideration could be material.

The primary factor which resulted in recognition of goodwill, as well as our primary reason for the acquisition of Solaicx, was that the acquisition would allow us to produce high efficiency monocrystalline solar wafers at competitive costs. All of the goodwill was assigned to the Solar Materials segment and no goodwill will be deductible for U.S. income tax purposes.

The table below represents an allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from Solaicx based on an estimate of the fair value at the acquisition date.

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$2.2
Other current assets	11.6
Property, plant and equipment, net	30.0
Goodwill	56.4
Intangible assets	21.0
Other noncurrent assets	0.4
Current liabilities	(12.2)
Long-term debt and capital leases (excluding current portion)	(1.3)
Other long-term liabilities	(6.4)

Total purchase price	$101.7

Acquisition related costs of $1.9 million were included in marketing and administration expense and the amount of Solaicx's loss of $11.2 million was included in the consolidated statement of operations for the year ended December 31, 2010 and was dilutive to earnings per share. The amount of Solaicx's revenue included in the consolidated statement of operations for the same period was not material. See a description of intangible assets in Note 13.

Upon acquisition, Solaicx had net operating losses that will be realizable on MEMC's consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. At December 31, 2010, we have deferred tax assets attributable to these Solaicx net operating loss carry forwards of $28.7 million and a corresponding valuation allowance of $28.7 million, reducing the net deferred tax asset for net operating losses to zero.

As of December 31, 2010, management has completed the purchase accounting valuation for this transaction and any future adjustments due to changes of the assumptions used to calculate the fair value of certain assets and liabilities including, but not limited to, inventory, fixed assets, intangible assets, deferred taxes and resulting goodwill, will be reflected in the statement of operations.

The following table reflects the 2010 and 2009 unaudited pro forma operating results of MEMC as if the Solaicx acquisition had been completed as of the beginning of each respective period.

	For the year ended December 31,
	2010	2009
In Millions, except per share amounts
Net sales	$2,243.5	$1,168.3
Net income (loss) attributable to MEMC stockholders	$22.0	$(99.9)
Basic income (loss) per share	$0.10	$(0.45)
Diluted income (loss) per share	$0.10	$(0.45)

SunEdison

On November 20, 2009, we completed the acquisition of SunEdison in order to expand the scope of MEMC's solar related operations. SunEdison is a developer of solar power projects and a solar energy provider. As a result of the acquisition, SunEdison became a wholly owned subsidiary of MEMC Holdings Corporation, which is a wholly owned subsidiary of MEMC. The U.S. GAAP purchase price for SunEdison was $314.6 million, including cash, MEMC common stock and additional consideration.

The purchase price was calculated as follows:

In Millions

Cash and payables	$191.8

Shares of MEMC common stock (a)	45.8

Contingent consideration	77.0

Total purchase price including estimated contingent consideration	$314.6

(a)	The value was based upon the issuance of 3.8 million common shares and the closing price of MEMC's common stock at November 20, 2009, the date of acquisition, or $12.08.

The contingent consideration was to be paid to the former SunEdison unit holders if certain operational criteria were met from January 1, 2010 through December 31, 2010. As of December 31, 2010, we have recorded $80.2 million of contingent consideration, which is the maximum payout under the agreement. This liability was paid on February 1, 2011 for a combination of $55.7 million in cash and the issuance of 2.1 million shares of MEMC common stock.

Approximately $21.0 million of the cash consideration and $6.4 million of the share consideration otherwise payable to the SunEdison unit holders is currently held in escrow pursuant to the terms of the acquisition agreement pending resolution of certain indemnity claims made by the Company against the escrow. No benefit has been recognized in the financial statements as of December 31, 2010 pending resolution of the claim.

The principal factors that resulted in recognition of goodwill as well as our primary reasons for the acquisition of SunEdison were: (i) partnering with SunEdison should enable the build-up of solar energy system backlog with price certainty for materials cost and (ii) downstream knowledge of solar system demand and pricing should allow our Materials Business to make capital investments with known future volumes. All of the goodwill was assigned to the Solar Energy segment. We expect that approximately $224.5 million of goodwill will be deductible for tax purposes.

The table below represents an allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from SunEdison based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:

Cash and cash equivalents	$0.8

Other current assets	106.4

Property, plant and equipment, net	325.6

Goodwill	285.3

Intangible assets	42.2

Other noncurrent assets	33.9

Current liabilities	(167.7)

Long-term debt and capital leases (excluding current portion)	(297.4)

Other long-term liabilities	(7.8)

Noncontrolling interests	(6.7)

Total purchase price	$314.6

Acquisition related costs of $2.5 million were included in marketing and administration expense for the year ending December 31, 2009. The amount of SunEdison's revenue and loss included in the consolidated statement of operations for the year ended December 31, 2009 was not material. See a description of intangible assets in Note 13.

As of December 31, 2010, management has completed the purchase accounting valuation for this transaction and any future adjustments due to changes of the assumptions used to calculate the fair value of acquisition related assets and liabilities will be reflected in the consolidated statement of operations.

The following table reflects the 2009 and 2008 unaudited pro forma operating results of MEMC as if the SunEdison acquisition had been completed as of January 1, 2009 and 2008, respectively.

	For the year ended December 31,
	2009	2008

In Millions

Net sales, except per share amounts	$1,266.4	$2,052.4

Net (loss) income attributable to MEMC stockholders	$(94.5)	$292.1

Basic (loss) income per share	$(0.42)	$1.26

Diluted (loss) income per share	$(0.42)	$1.25